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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              September 27, 2002


               USAA Acceptance, LLC (Originator of the Trusts).



            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-96907                  71-0898378
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)

9930 Colonade Blvd.,
Suite 600
San Antonio, Texas                                            78230
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(Address of Principal                                        (Zip Code)
 Executive Offices)

      Registrant's telephone number, including area code: (210) 498-7479

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
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         Filing of the Limited Liability Company Agreement of the Registrant
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         On September 27, 2002, USAA Federal Savings Bank, as the sole equity member and Domenic A. Boriello and Camilia M. Denny, as the the Independent Directors, entered into an amended and restated limited liability company agreement of the Registrant dated as of September 27, 2002 (the "LLC Agreement"). The LLC Agreement is attached hereto as Exhibit 3.1.


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

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         3.1      Amended and Restated Limited Liability Company
                  Agreement of the Registrant.


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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            USAA ACCEPTANCE, LLC

                                            By: /s/ Michael J. Broker
                                               --------------------------
                                               Michael J. Broker
                                               Vice President






Dated: October 18, 2002

                                 EXHIBIT INDEX
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Exhibit No.                      Description
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3.1                              Amended and Restated Limited Liability
                                 Company Agreement of the Registrant.




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